UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): July 31, 2017
International Paper Company
(Exact name of registrant as specified in its charter)
Commission file number 1-3157

New York	13-0872805
(State or other jurisdiction of incorporation)	(IRS Employer Identification No.)

6400 Poplar Avenue, Memphis, Tennessee	38197
(Address of principal executive offices)	(ZIP Code)
Registrant’s telephone number, including area code: (901) 419-7000
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

SECTION 8.    OTHER EVENTS
Item 8.01.    Other Events
International Paper Company (the "Company") is filing this Current Report on Form 8-K (this "8-K") to retrospectively adjust portions of the Company's Annual Report on Form 10-K for the year ended December 31, 2016, filed on February 22, 2017 (the "2016 10-K"), to reflect the adoption of the required guidance in ASU 2015-17, "Income Taxes (Topic 740): Balance Classification of Deferred Taxes." In addition, as a result of an internal reorganization in the 2017 first quarter, the net sales and operating profits for the Asian Distribution operations are included in the results of the businesses that manufacture the products, and as such, prior year amounts have been reclassified to conform with the presentation in 2017.

The following Items of the 2016 Form 10-K are being adjusted retrospectively to reflect application of the changes in reporting described above (which Items as adjusted are attached as exhibits hereto and are hereby incorporated by reference herein):

•	Part II, Item 6. Selected Financial Data;

•	Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations;

•	Part II, Item 8. Financial Statements and Supplementary Data;

•	Part IV, Item 15. Exhibits and Financial Statement Schedules-
◦Exhibit 101.INS - XBRL Instance Document;
◦Exhibit 101.SCH - XBRL Taxonomy Extension Schema;
◦Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase;
◦Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase;
◦Exhibit 101.LAB - XBRL Taxonomy Extension Label Linkbase; and
◦Exhibit 101.PRE - XBRL Extension Presentation Linkbase.

No Items of the 2016 Form 10-K other than those identified above are being revised by this filing. Information in the 2016 Form 10-K is generally stated as of December 31, 2016 and this filing does not reflect any subsequent information or events other than the adoption of the change in reporting described above. Without limitation of the foregoing, this filing does not purport to update the Management's Discussion and Analysis of Financial Condition and Results of Operations contained in the 2016 Form 10-K with respect to any risks, uncertainties, contingencies, events or trends occurring, or known to management. More current information is contained in the Company's Quarterly Report on Form 10-Q for the quarterly period ended March 31, 2017 and other filings with the Securities and Exchange Commission. This report should be read in conjunction with the 2016 Form 10-K and such Quarterly Report on Form 10-Q and other filings. These other filings may contain important information regarding risks, uncertainties, contingencies, events, trends and updates to certain expectations of the Company that have been reported since the filing of the 2016 Form 10-K.

SECTION 9.    FINANCIAL STATEMENTS AND EXHIBITS.
Item 9.01.    Financial Statements and Exhibits.
(d) Exhibits. The following exhibits are being filed as part of this Report.

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm
99.1	Form 10-K, Part II, Item 6. Selected Financial Data
99.2	Form 10-K, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations
99.3	Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data
99.4	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Schedule II - Valuation and Qualifying Accounts (included in Exhibit 99.3).
101.INS	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.INS - XBRL Instance Document.
101.SCH	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.SCH - XBRL Taxonomy Extension Schema.
101.CAL	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase.
101.LAB	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.LAB - XBRL Taxonomy Extension Label Linkbase.
101.PRE	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.PRE - XBRL Extension Presentation Linkbase.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
INTERNATIONAL PAPER COMPANY

By: /s/ Sharon R. Ryan
Name:     Sharon R. Ryan
Title:    Senior Vice President, General Counsel
and Corporate Secretary

Date: July 31, 2017

EXHIBIT INDEX

Exhibit Number	Description
23.1	Consent of Independent Registered Public Accounting Firm.
99.1	Form 10-K, Part II, Item 6. Selected Financial Data.
99.2	Form 10-K, Part II, Item 7. Management's Discussion and Analysis of Financial Condition and Results of Operations.
99.3	Form 10-K, Part II, Item 8. Financial Statements and Supplementary Data.
99.4	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Schedule II - Valuation and Qualifying Accounts (included in Exhibit 99.3).
101.INS	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.INS - XBRL Instance Document.
101.SCH	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.SCH - XBRL Taxonomy Extension Schema.
101.CAL	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.CAL - XBRL Taxonomy Extension Calculation Linkbase.
101.DEF	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.DEF - XBRL Taxonomy Extension Definition Linkbase.
101.LAB	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.LAB - XBRL Taxonomy Extension Label Linkbase.
101.PRE	Form 10-K, Part IV, Item 15 (Exhibits and Financial Statement Schedules) - Exhibit 101.PRE - XBRL Extension Presentation Linkbase.